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                                                                   Exhibit 10.39

                               SECURITY AGREEMENT

     This SECURITY AGREEMENT (the "Security Agreement") dated as of October 25, 2001, by and between Polar Molecular Corporation, a Delaware corporation (the "Borrower") and Affiliated Investments, L.L.C., a Michigan limited liability company (the "Lender").

                                    RECITALS

     WHEREAS, the Borrower has requested, and the Lender has agreed to make a loan to the Borrower on the terms and conditions set forth in a Purchase Agreement of even date herewith by and between the Borrower and the Lender (the "Purchase Agreement") and the Promissory Note of even date herewith (the "Note"); and

     WHEREAS, the Borrower is prohibited from granting any liens or security interests in the Collateral (as such term is defined below) until the release of the lien and security interest granted by the Borrower to certain parties pursuant to the terms of that certain Security Agreement dated January 30, 2001 (the "Existing Security Agreement"); and

     WHEREAS, the Borrower has agreed in the Purchase Agreement and the Note to grant the security interest in the Collateral contemplated by this Security Agreement to be effective upon the release of the existing lien and security interest granted pursuant to the Existing Security Agreement; and

     WHEREAS, the Borrower intends to use the proceeds from this loan together with the proceeds of another loan from Lockhart Holdings, Inc. ("Lockhart") to redeem the Borrower's Series B Preferred Stock; and

     WHEREAS, in connection with the Lockhart loan the Company has granted a lien and security interest in the Collateral that is junior to the lien and security interest granted by this Security Agreement, each of which are to become effective upon the redemption of the Company's Series B Preferred Stock.

     NOW, THEREFORE, in consideration of the promises set forth therein and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower hereby agrees as follows:

                                    AGREEMENT

     Section 1. Effective Date. This Security Agreement shall not become effective and no security interest hereunder shall attach until the redemption of the Company's Series B Preferred Stock. The date of such release shall be the "Effective Date" for purposes of this Security Agreement, and none of the grants, assurances, representations or warranties provided for herein shall become effective until the Effective Date.

     Section 2. Grant of Security. The Borrower hereby assigns and pledges to the Lender, and hereby grants to the Lender a first lien on and security interest in, all of the Borrower's right, title and interest in and to the following items, whether now owned or hereafter acquired (collectively, the "Collateral"):

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          (a) All accounts (whether or not earned by performance), letters of credit, contract rights, chattel paper, instruments, securities, documents, securities accounts, security entitlements, commodity contracts, commodity accounts, investment property and all other forms of obligations at any time owing to such borrower, all guaranties and other security therefor, all merchandise returned or repossessed by Borrower, and all rights of stoppage in transit and all other rights or remedies of an unpaid vendor, lienor or secured party (collectively referred to herein as "Accounts").

          (b) All goods, merchandise or other personal property, to be furnished under any contract of service or held for sale or lease (including without limitation all raw materials, work in process, finished goods and goods in transit, and including without limitation all farm products), and all materials and supplies of every kind and description used in Borrower's operations or owned by Borrower and any interests in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions or improvements to any of the foregoing, wherever located (collectively referred to herein as "Inventory").

          (c) All machinery, molds, machine tools, motors, furniture, equipment, furnishings, fixtures, trade fixtures, motor vehicles, tools, parts, dies, jigs, goods and other goods (other than Inventory) of every kind and description used in Borrower's operations or owned by Borrower and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, or improvements, to any of the foregoing, wherever located (collectively referred to herein as "Equipment").

          (d) All rights and interest in and to all patents, trademarks (and the goodwill of the business symbolized thereby; and with respect to the intent to use applications, the entire business to which such applications and the marks subject thereto as required by 15 U.S.C. (S) 1060), names, trade names, domain names, copyrights, registrations, licenses, franchises, applications for any of the foregoing, inventions, designs, drawings, blueprints, trade secrets, goodwill, choses in action, contract rights, documents or certificates of title, causes of action, corporate or other business records, deposit accounts, investment property, customer lists, security and other deposits, rights in all litigation presently or hereafter pending for any cause or claim (whether in contract, tort or otherwise), and all judgments now or hereafter arising therefrom, all claims of such Borrower against Lender, rights to purchase or sell real or personal property, rights as a licensor or licensee of any kind, royalties, telephone numbers, proprietary information, purchase orders, and all insurance policies and claims (including without limitation life insurance, key man insurance, credit insurance, liability insurance, property insurance and other insurance), tax refunds and claims, computer programs, discs, tapes and tape files, claims under guarantees, security interests or other security held by or granted to such Borrower, all rights to indemnification and all other intangible property of every kind and nature (other than Accounts), including without limitation, (i) the intellectual property listed on Schedule I hereto, accounts and all money and all property now or at any time in the future in Lender's possession (including claims and credit balances) (collectively referred to herein as "General Intangibles").

          (e) All security for the payment of any of the foregoing, and all goods which gave or will give rise to any of the foregoing or are evidenced, identified, or represented therein or thereby.

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          (f) All real estate or other real property now or hereafter acquired by Borrower.

          (g) All assets or other property similar to any of the foregoing hereafter acquired by Borrower.

          (h) All other assets or property of Borrower no otherwise described above, whether now owned or hereafter acquired.

          (i) All proceeds of any of the foregoing (including proceeds of any insurance policies, proceeds of proceeds, and claims against third parties), all products of any of the foregoing, and all books and records related to any of the foregoing.

     In each case, the foregoing shall be covered by this Security Agreement, whether Borrower's ownership or other rights therein are presently held or hereafter acquired (by operation of law or otherwise) and howsoever Borrower's interests therein may arise or appear (whether by ownership, security interest, claim or otherwise).

     Section 3. Security for Liabilities. This Security Agreement secures the payment of (i) all obligations of the Borrower now or hereafter existing under the Note, whether for principal, interest, expenses or otherwise, and (ii) all obligations of the Borrower now or hereafter existing under this Security Agreement (all such obligations, together with the obligations, being the "Liabilities"). Without limiting the generality of the foregoing, this Security Agreement secures the payment of all amounts which constitute part of the Liabilities which are now or at any time hereafter owing by the Borrower to the Lender under the Note.

     Section 4. Representations and Warranties. The Borrower represents and warrants as of the Effective Date:

          (a) Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The address of the chief place of business and chief executive office of the Borrower is 4600
     S. Ulster. Suite 700 Denver, Colorado 80237.

          (b) The Borrower is the legal and beneficial owner of the Collateral free and clear of any lien, security interest, option or other charge or encumbrance except for the security interest created by this Security Agreement, and the security interest to be granted to Lockhart under that certain Security Agreement between the Company and Lockhart (the "Lockhart Security Agreement") effective as of October __, 2001. No effective financing statement or other document similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Lender related to this Security Agreement or as may be filed in favor of Lockhart related to the Lockhart Security Agreement. The Borrower's exact full legal name is, and for the previous five year period has been as set forth in the first paragraph of this Security Agreement. Borrower has no trade names or styles.

          (c) This Security Agreement creates a valid security interest in the Collateral

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     which, upon the full release of the security interest granted by the
     Existing Security Agreement and upon the filing of a UCC-1 Financing Statement pursuant to the applicable provisions of the UCC, shall constitute a perfected first priority security interest in the Collateral securing the payment of the Liabilities.

          (d) As of the date of the closing of the transactions contemplated by the Purchase Agreement, other than the release of the security interest granted by the Existing Security Agreement, no consent of any other person or entity and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required (i) for the grant by the Borrower of the security interest granted hereby or for the execution, delivery or performance of this Security Agreement by the Borrower, (ii) for the perfection or maintenance of the security interest created hereby (including the first priority nature of such security interest, other than the filing of UCC financing Statements describing the Collateral, in accordance with the applicable provisions of the UCC) or (iii) for the exercise by the Lender of its rights and remedies hereunder.

     Section 5. Further Assurances.

          (a) The Borrower agrees that after the Effective Date from time to time, at the expense of the Borrower, the Borrower will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Lender may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Lender to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, upon the Effective Date, the Borrower will upon such request, execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Lender may request, in order to perfect and preserve the security interest granted or purported to be granted hereby.

          (b) As of the Effective Date, the Borrower hereby authorizes the Lender to file one or more financing or continuation statements, and amendments thereto, related to all or any part of the Collateral without the signature of the Borrower where permitted by law. A photocopy or other reproduction of this Security Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

          (c) The Borrower will furnish to the Lender from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Lender may reasonably request, all in reasonable detail.

     Section 6. Location of Collateral. The Borrower shall keep its chief place of business and chief executive office and the office where it keeps its records concerning the Collateral, if any, at the locations referred to in Section 4(a) or, upon 30 days' prior written notice to the Lender, at any other locations in a jurisdiction where all action required by

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Section 5 shall have been taken with respect to the Collateral. The Borrower shall not change its name or its jurisdiction of incorporation unless prior written notice has been provided to Lender.

     Section 7. Transfers and Other Liens. The Borrower shall not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, or (ii) after the Effective Date, create or permit to exist any lien, security interest, option or other charge or encumbrance upon or with respect to any of the Collateral with rights superior to those granted to Lender under this Security Agreement. Lender acknowledges and accepts that Borrower has granted a lien and security interest in the Collateral to Lockhart that is junior to the rights granted to Lender under this Security Agreement. The security interest granted hereby will become effective upon the redemption of the Company's Series B Preferred Stock.

     Section 8. Events of Default. The continuation of any of the following after 10 days written notice to the Borrower shall constitute an "Event of Default" hereunder:

          (a) The Borrower shall fail to pay the Liabilities or fail to perform any obligations hereunder, or under the Note;

          (b) Any representation, warranty, or statement made by Borrower herein or in connection with this Security Agreement or the Note shall prove to have been incorrect or untrue in any material respect on or as of the date made, or as of the Effective Date, as applicable;

          (c) The Borrower shall incur any lien, security interest or other charge or encumbrance against the Collateral without the written consent of the Lender;

          (d) The Borrower shall sell any of the Collateral; or

          (e) The Borrower shall default in the observance or performance of any term, indemnity, covenant or agreement contained herein, in the Note, or in connection with the Note.

     Section 9. Lender Appointed Attorney-in-Fact. The Borrower hereby irrevocably appoints the Lender the attorney-in-fact of the Borrower, with full authority in the place and stead of the Borrower and in the name of the Borrower, the Lender or otherwise, from time to time in the Lender's discretion following the occurrence and during the continuance of an Event of Default, to take any action and to execute any instrument which the Lender may deem necessary or advisable to accomplish the purposes of this Security Agreement, including, without limitation:

          (a) To ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Collateral.

          (b) To receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection therewith.

          (c) To file any claims or take any action allowed by the terms of this Agreement or of the Note or institute any proceedings which the Lender may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce

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     the rights of the Lender with respect to any of the Collateral.

     The provisions of this Section 9 shall terminate upon termination of the Note and the complete satisfaction and repayment of all of Borrower's obligations thereunder.

     Section 10. The Lender's Duties. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Lender shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Lender shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Lender accords its own property.

     Section 11. Remedies. If any Event of Default shall have occurred and be continuing:

          (a) Lender may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the UCC (whether or not the UCC applies to the affected Collateral), and also may
     (i) require the Borrower to, and the Borrower hereby agrees that it will at its expense and upon request of the Lender forthwith, assemble all or part of the Collateral as directed by the Lender and make it available to the Lender at a place to be designated by the Lender which is reasonably convenient to both parties and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Lender's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Lender may deem commercially reasonable. The Borrower agrees that, to the extent notice of sale shall be required by law, at least thirty days' notice to the Borrower of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Lender may disclaim warranties of title, possession, quiet enjoyment and the like. Any action pursuant to this paragraph shall not affect the commercial reasonableness of the sale.

          (b) Any cash held by the Lender as Collateral and all cash proceeds received by the Lender in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Lender, be held by the Lender as Collateral for, and/or then or at any time thereafter be applied in whole or in part by the Lender against, all or any part of the Liabilities. Any surplus of such cash or cash proceeds held by the Lender and remaining after payment in full of all the Liabilities shall be paid over to the Borrower or to whomsoever may be lawfully entitled to receive such surplus.

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     Section 12. Amendments, Etc. No amendment or waiver of any provision of this Security Agreement, and no consent to any departure by the Borrower heretofrom, shall in any event be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     Section 13. Addresses for Notices. All notices and other communications provided for hereunder shall be made, and shall be effective when made, in the manner and to the addresses set forth in the Note.

     Section 14. Continuing Security Interest. This Security Agreement shall create a continuing assignment of and security interest in the Collateral and shall (i) remain in full force and effect until the payment in full of the Liabilities, (ii) be binding upon the Borrower, its successors and assigns and
(iii) inure to the benefit of, and be enforceable by, the Lender and its permitted successors, transferees and assigns. Upon any termination of the Security Agreement, the Lender will, at the Borrower's expense, execute and deliver to the Borrower such documents as the Borrower shall reasonably request to evidence such termination.

     Section 15. GOVERNING LAW. THE LENDER AND THE BORROWER AGREE THAT EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT THE PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR ANY OF THE REMEDIES HEREUNDER, IN RESPECT OF PARTICULAR COLLATERAL, MAY BE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF COLORADO, ANY DISPUTE BETWEEN THEM ARISING OUT OF OR RELATED TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS SECURITY AGREEMENT, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE LAWS OF THE STATE OF COLORADO.

     Section 16. Severability. Wherever possible, each provision of this Security Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Security Agreement.

     Section 17. Section Headings. All section headings are inserted for convenience of reference only and shall not affect any construction or interpretation of this Security Agreement.

     Section 18. Execution. This Security Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                            [SIGNATURE PAGE FOLLOWS]

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     The parties hereto have caused this Security Agreement to be executed as of the date first above written and to be effective as of the Effective Date.

                                           BORROWER:

                                           POLAR MOLECULAR CORPORATION


                                           By: /s/ Mark L. Nelson
                                               ---------------------------------
                                                   Mark L. Nelson, President and
                                                   Chief Executive Officer


                                           LENDER:

                                           AFFILIATED INVESTMENTS, L.L.C.


                                           By: /s/ Bruce Becker
                                               ---------------------------------
                                               Its: President